--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1997

Dear Trust Shareholder,

    The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

    Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market should be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

    BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

    This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,

                  [SIG]                                 [SIG]
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                January 31, 1997

Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

    The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

    The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

                                        12/31/96   12/31/95    CHANGE      HIGH        LOW
STOCK PRICE                                $14.50     $13.50     7.41%     $14.625    $13.625
NET ASSET VALUE (NAV)                      $15.90     $16.08    (1.12%)    $16.40     $15.06

THE FIXED INCOME MARKETS

    While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

    Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4, 1996 rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

    Municipal bond performance as measured by the LEHMAN MUNICIPAL BOND INDEX outpaced that of taxable bonds (represented by the LEHMAN AGGREGATE INDEX), returning 4.43% versus 3.63% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax" reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the fourth quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. The municipal market finished 1996 on a strong note, outperforming taxables during the latter half of November and into December.

    Looking forward, we believe municipal bonds may perform well in early 1997. The "January effect", which refers to the significant amount of cash returned to individual municipal bond investors in the form of bond calls, maturities and coupon payments in January, could increase demand for municipals as this cash is reinvested in the municipal market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

    The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

    Additionally, the Trust employs leverage to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

    The following chart compares the Trust's current and December 31, 1995 asset composition:

              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

   SECTOR                                                DECEMBER 31, 1996                 DECEMBER 31, 1995
   County, City & State                                         33%                               33%
   Utility/Power                                                21%                               20%
   Hospital                                                     16%                               15%
   Transportation                                                6%                                8%
   Water & Sewer                                                 6%                                6%
   Lease Revenue                                                 4%                                5%
   Housing                                                       3%                                3%
   Education                                                     2%                                1%
   Building                                                      1%                                1%
   Tax Revenue                                                   1%                                1%
   Other                                                         7%                                7%

    We appreciate your continued confidence and look forward to managing The BlackRock Insured Municipal 2008 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at FUNDS@BFM.COM.

Sincerely,

                [SIG]                   [SIG]

Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio
BlackRock Financial Management, Inc.    Manager
                                        BlackRock Financial Management, Inc.

                                  THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
Symbol on New York Stock Exchange:                                                               BRM
Initial Offering Date:                                                September 18, 1992
Closing Stock Price as of 12/31/96:                                                         $14.50
Net Asset Value as of 12/31/96:                                                             $15.90
Yield on Closing Stock Price as of 12/31/96 ($14.50)(1):                                    5.48%
Current Monthly Distribution per Common Share(2):                                          $0.06625
Current Annualized Distribution per Common Share(2):                                       $0.7950

------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)    Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                 OPTION
            PRINCIPAL                                                             CALL
 RATING*     AMOUNT                                                           PROVISIONS+++    VALUE
(UNAUDITED)    (000)                        DESCRIPTION                       (UNAUDITED)    (NOTE 1)
-------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS -- 146.4%
                        ALABAMA -- 0.2%
   AAA      $   1,905   Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA.......  No Opt. Call  $ 1,005,764
                                                                                            -----------
                        ARIZONA -- 0.5%
   AAA          4,000   Chandler, G.O., Zero Coupon, 7/01/08, FGIC..........  No Opt. Call    2,181,040
                                                                                            -----------
                        CALIFORNIA -- 0.5%
   AAA          1,890   California Hlth. Facs. Fin. Auth. Rev., Marin Gen.
                          Hosp.,
                          Ser. A, 5.75%, 8/01/09, FSA.......................  08/03 at 102    1,944,205
                                                                                            -----------
                        COLORADO -- 10.7%
   AAA         30,205   Jefferson Cnty., Sch. Dist. No. R-001, G.O., 6.25%,
                          12/15/08, AMBAC...................................  12/02 at 101   32,257,732
   AAA         13,285   Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%,
                          11/15/08, AMBAC...................................  11/02 at 102   14,181,605
                                                                                            -----------
                                                                                             46,439,337
                                                                                            -----------
                        DISTRICT OF COLUMBIA -- 5.6%
                        Dist. of Columbia, G.O., MBIA,
   AAA          3,070     Ser. E, 5.875%, 6/01/08...........................  06/03 at 102    3,161,670
   AAA         17,950     Ser. B, 6.30%, 6/01/09............................  06/02 at 102   19,059,131
   AAA          2,000   Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                          Ser. A, 6.25%, 7/15/08, FGIC......................  07/02 at 102    2,090,380
                                                                                            -----------
                                                                                             24,311,181
                                                                                            -----------
                        GEORGIA -- 1.7%
                        Atlanta, C.O.P., Pretrial Det. Ctr., MBIA,
   AAA          3,000     6.25%, 12/01/08...................................  12/02 at 102    3,209,820
   AAA          4,000     6.25%, 12/01/11...................................  12/02 at 102    4,240,160
                                                                                            -----------
                                                                                              7,449,980
                                                                                            -----------
                        ILLINOIS -- 13.6%
   AAA         14,205   Chicago O' Hare Intl. Arprt. Rev., Ser. A, 6.25%,
                          1/01/08, MBIA.....................................  01/05 at 102   15,291,540
                        Chicago, Sch. Fin. Auth., G.O., Ser. A, FGIC,
   AAA         13,000     6.25%, 6/01/07....................................  06/02 at 102   13,926,900
   AAA          9,150     6.25%, 6/01/09....................................  06/02 at 102    9,735,051
                        Illinois Hlth. Facs. Auth. Rev.,
   AAA         11,000     Alexian Med. Ctr. Proj., Ser. A, 4.10%++, 1/01/08,
                          MBIA..............................................  01/02 at 102   11,320,870
   AAA          2,500     Carle Foundation, Ser A, 6.75%, 1/01/10, FGIC.....  01/00 at 102    2,665,950
   AAA         10,170   Met. Pier & Expo. Auth., Ded. St. Tax Rev.,
                          Ser. A, Zero Coupon, 6/15/08, FGIC................  No Opt. Call    5,472,070
                                                                                            -----------
                                                                                             58,412,381
                                                                                            -----------
                        INDIANA -- 2.4%
                        Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt.,
                          Ancilla Sys. Inc., MBIA,
   AAA          5,665     Ser. A, 6.25%, 7/01/08............................  07/02 at 102    5,994,023
   AAA          4,350     Ser. B, 6.25%, 7/01/08............................  07/02 at 102    4,602,648
                                                                                            -----------
                                                                                             10,596,671
                                                                                            -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------

                                                                                 OPTION
            PRINCIPAL                                                             CALL
 RATING*     AMOUNT                                                           PROVISIONS+++    VALUE
(UNAUDITED)    (000)                        DESCRIPTION                       (UNAUDITED)    (NOTE 1)
-------------------------------------------------------------------------------------------------------
                        IOWA -- 1.8%
   AAA      $   3,835   Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F,
                          6.35%, 7/01/09, AMBAC.............................  01/03 at 102  $ 3,938,929
   AAA          4,400   Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA..........  01/97 at 100    4,281,992
                                                                                            -----------
                                                                                              8,220,921
                                                                                            -----------
                        KENTUCKY -- 0.5%
   AAA          3,890   Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero
                          Coupon, 1/01/09, AMBAC............................  No Opt. Call    2,020,466
                                                                                            -----------
                        LOUISIANA -- 1.2%
   AAA          5,000   Louisiana Pub. Facs. Auth. Hosp. Rev., Lafayette
                          Gen. Med. Ctr. Proj., 6.30%, 10/01/08, FSA........  10/02 at 102    5,360,700
                                                                                            -----------
                        MASSACHUSETTS -- 5.4%
   AAA          4,465   Chelsea, Sch. Proj. Loan, 6.00%, 6/15/09, AMBAC.....  06/04 at 102    4,714,102
   AAA          6,000   Massachusetts Bay Trans. Auth. Rev., Ser. B, 6.00%,
                          3/01/10, MBIA.....................................  03/03 at 102    6,292,020
   AAA          2,000   Massachusetts St., G.O., Series C, 5.375%, 9/01/13,
                          MBIA..............................................  09/06 at 101    1,985,040
   AAA         10,000   Massachusetts St. Hsg. Fin. Agcy., Hsg. Proj.,
                          Ser. A, 5.95%, 10/01/08, AMBAC....................  04/03 at 102   10,403,300
                                                                                            -----------
                                                                                             23,394,462
                                                                                            -----------
                        MICHIGAN -- 5.2%
                        Lake Orion, Cmnty. Sch. Dist., AMBAC,
   AAA          3,290     6.60%, 5/01/05+...................................  No Opt. Call    3,714,147
   AAA          3,285     6.70%, 5/01/05+...................................  No Opt. Call    3,730,807
   AAA          8,920   Michigan St. Bldg. Auth. Rev., Facs. Proj.,
                          Ser. IIA, 6.25%, 10/01/08, AMBAC..................  10/02 at 102    9,592,479
   AAA          1,760   Western Michigan Univ. Rev., 6.20%, 11/15/08,
                          FGIC..............................................  11/02 at 102    1,897,597
   AAA          3,400   Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA........  No Opt. Call    3,747,004
                                                                                            -----------
                                                                                             22,682,034
                                                                                            -----------
                        MISSOURI -- 2.2%
   AAA          6,600   Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev.,
                          Cap. Impvts. Proj., Ser. A, 6.50%, 2/01/08,
                          FGIC..............................................  02/01 at 102    7,146,348
   AAA          2,465   St. Louis, Mun. Fin. Corp. Leasehold Rev. Impt-City
                          Justice Ctr-Ser A, 5.70%, 2/15/09, AMBAC..........  02/06 at 102    2,537,446
                                                                                            -----------
                                                                                              9,683,794
                                                                                            -----------
                        NEVADA -- 5.3%
   AAA          6,490   Clark Cnty., Fld. Ctrl., 6.30%, 11/01/05, AMBAC.....  11/01 at 101    6,968,248
                        Washoe Cnty., Arpt. Auth., Ser. B, MBIA,
   AAA          3,135     5.70%, 7/01/07....................................  07/03 at 102    3,254,914
   AAA          2,645     5.75%, 7/01/08....................................  07/03 at 102    2,736,782
   AAA          4,135   Washoe Cnty., Sch. Dist., G.O., Ser. A, 6.20%,
                          4/01/09, AMBAC....................................  10/02 at 101    4,391,701
   AAA          5,310   Washoe Cnty. Hosp. Fac. Rev. Washoe Med. Ctr. Inc.
                          Proj. A,
                          6.00%, 6/01/09, AMBAC.............................  06/04 at 102    5,543,481
                                                                                            -----------
                                                                                             22,895,126
                                                                                            -----------
                        NEW JERSEY -- 13.3%
   AAA         30,275   New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev.,
                          Ser. A, 5.80%, 7/01/08, MBIA......................  07/04 at 102   31,591,660
   AAA         24,495   New Jersey St. G.O., Ser. D, 6.00%, 2/15/09, MBIA...  02/03 at 102   25,881,172
                                                                                            -----------
                                                                                             57,472,832
                                                                                            -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------

                                                                                 OPTION
            PRINCIPAL                                                             CALL
 RATING*     AMOUNT                                                           PROVISIONS+++    VALUE
(UNAUDITED)    (000)                        DESCRIPTION                       (UNAUDITED)    (NOTE 1)
-------------------------------------------------------------------------------------------------------
                        NEW YORK -- 8.4%
                        New York City G.O., MBIA,
   AAA      $   5,000     Ser. E, 6.125%, 8/01/06...........................  No Opt. Call  $ 5,371,500
   AAA         15,500     Ser. E, 6.20%, 8/01/07............................  No Opt. Call   16,708,690
   AAA          5,000     Ser G, 5.75%, 2/01/08.............................      02/06 at    5,173,850
                                                                                    101.50
                        New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
                          Ser. D,
   AAA          5,945     6.50%, 5/15/07....................................  11/04 at 102    6,625,167
   AAA          2,245     6.50%, 11/15/07...................................  11/04 at 102    2,501,850
                                                                                            -----------
                                                                                             36,381,057
                                                                                            -----------
                        NORTH CAROLINA -- 8.9%
   AAA          1,000   Cumberland Cnty. C.O.P., Civic Ctr. Proj., Ser. A,
                          6.375%, 12/01/09, AMBAC...........................  12/04 at 102    1,096,260
                        North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B,
   AAA         13,500     6.125%, 1/01/09, FGIC.............................  No Opt. Call   14,548,950
   AAA          5,000     7.00%, 1/01/08, CAPMAC............................  No Opt. Call    5,771,500
   AAA         14,675     7.25%, 1/01/07, CAPMAC............................  No Opt. Call   17,189,415
                                                                                            -----------
                                                                                             38,606,125
                                                                                            -----------
                        NORTH DAKOTA -- 1.1%
   AAA          4,450   Bismark Hosp. Rev., St. Alexius Med. Ctr., 6.90%,
                          5/01/06, AMBAC....................................  05/03 at 100    4,873,507
                                                                                            -----------
                        OHIO -- 2.4%
   AAA          2,410   Cleveland, G.O., 6.40%, 11/15/08, MBIA..............  11/04 at 102    2,648,542
   AAA          6,095   Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%,
                          10/15/08, FGIC....................................  10/02 at 102    6,531,463
   AAA          1,000   Ohio St. Bldg. Auth., Facs. Rev., Juvenile
                          Correctional Proj., 6.50%, 10/01/09, AMBAC........  09/04 at 102    1,096,040
                                                                                            -----------
                                                                                             10,276,045
                                                                                            -----------
                        PENNSYLVANIA -- 15.0%
   AAA          4,000   Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's
                          Hosp., 6.25%, 10/01/08, FGIC......................  10/02 at 102    4,299,480
                        Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western
                          Pennsylvania Hosp. Proj., MBIA,
   AAA         10,000     6.25%, Ser. A, 7/01/08............................  07/02 at 102   10,698,300
   AAA          5,000     6.25%, 7/01/08....................................  07/02 at 102    5,349,150
   AAA          6,600   Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr.
                          Proj.,
                          Ser. A, 6.25%, 7/01/08, MBIA......................  07/02 at 102    7,080,612
   AAA          3,500   Indiana Cnty. Indl. Dev. Auth., Poll. Ctrl. Rev.,
                          New York St. Elec. & Gas Corp., Ser. A, 6.00%,
                          6/01/06, MBIA.....................................  No Opt. Call    3,799,215
   AAA          6,500   Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                          Ser. C, 6.25%, 7/01/07, FNMA......................  07/02 at 102    6,759,350
   AAA          5,000   Pennsylvania St. Indl. Dev. Auth. Rev. Economic
                          Dev.,
                          6.00%, 7/01/07, AMBAC.............................  07/07 at 102    5,385,200
   AAA          7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/07,
                          FGIC..............................................      11/01 at    8,022,011
                                                                                    101.50
   AAA         10,930   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/08, AMBAC.....  09/02 at 102   11,532,790
   AAA          1,665   Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
                          6.90%, 1/01/09, MBIA..............................  01/00 at 102    1,811,953
                                                                                            -----------
                                                                                             64,738,061
                                                                                            -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------

                                                                                 OPTION
            PRINCIPAL                                                             CALL
 RATING*     AMOUNT                                                           PROVISIONS+++    VALUE
(UNAUDITED)    (000)                        DESCRIPTION                       (UNAUDITED)    (NOTE 1)
-------------------------------------------------------------------------------------------------------
                        TEXAS -- 24.1%
                        Austin, Pub. Impvt., G.O., AMBAC,
   AAA      $   4,000     6.10%, 9/01/07....................................  09/02 at 100  $ 4,212,080
   AAA          4,000     6.10%, 9/01/08....................................  09/02 at 100    4,181,960
   AAA          5,000     6.10%, 9/01/09....................................  09/02 at 100    5,215,000
                        Austin, Util. Sys. Rev.,
   AAA         11,515     Ser. A, Zero Coupon, 11/15/08, MBIA...............  No Opt. Call    6,092,817
   AAA          5,000     Ser. A, Zero Coupon, 11/15/09, AMBAC..............  No Opt. Call    2,476,250
   AAA          5,000     Ser. A, Zero Coupon, 11/15/09, MBIA...............  No Opt. Call    2,476,250
   AAA          5,000     6.625%, 11/15/08, AMBAC...........................  No Opt. Call    5,424,000
   AAA          7,000     6.25%, 11/15/08, AMBAC............................  11/02 at 102    7,464,520
   AAA          5,225   Baytown, G.O., 6.40%, 2/01/08, AMBAC................  02/02 at 100    5,533,275
   AAA          9,930   Circle C Mun. Util. Dist. No. 3 Rev., 6.50%,
                          11/15/09, FGIC....................................  11/01 at 100   10,547,845
                        Coppell Indpt. Sch. Dist., MBIA,
   AAA          1,430     6.10%, 8/15/09....................................  No Opt. Call    1,546,045
   AAA          2,495     6.10%, 8/15/09....................................  08/02 at 100    2,601,537
   AAA          4,390   Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09,
                          AMBAC.............................................  No Opt. Call    2,234,071
   AAA         16,135   Houston, Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C,
                          6.25%, 12/01/09, MBIA.............................  12/02 at 102   17,200,233
   AAA          6,000   San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon,
                          2/01/10, FGIC.....................................  No Opt. Call    2,903,940
                        Texas Mun. Pwr. Agcy. Rev., AMBAC,
   AAA         15,000     Zero Coupon, 9/01/08..............................  No Opt. Call    8,088,900
   AAA         16,175     Zero Coupon, 9/01/09..............................  No Opt. Call    8,171,448
   AAA          5,900   Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%,
                          2/01/09, AMBAC....................................  No Opt. Call    6,442,505
   AAA          2,275   Ysleta, Indpt. Sch. Dist. Rev., Zero Coupon,
                          8/15/08, PSFG.....................................  No Opt. Call    1,235,302
                                                                                            -----------
                                                                                            104,047,978
                                                                                            -----------
                        UTAH -- 0.4%
   AAA          1,550   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev.,
                          Ser. A, 6.05%, 10/01/08, MBIA.....................  10/04 at 101    1,628,348
                                                                                            -----------
                        WASHINGTON -- 13.3%
   AAA          9,000   Seattle Hlth. Care Facs. Auth. Rev., Virginia Mason
                          Oblig. Group,
                          6.30%, 2/15/09, MBIA..............................  02/03 at 102    9,611,730
   AAA          4,000   Snohomish Cnty. Sch. Dist., 6.10%, 12/01/08, MBIA...  12/03 at 102    4,240,760
   AAA          3,000   Washington St. Pub. Pwr. Supply Sys. Rev. 5.55%,
                          7/01/10, FGIC.....................................  07/03 at 102    2,934,690
                        Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA          5,550     No. 3, Zero Coupon, 7/01/07, MBIA.................  No Opt. Call    3,135,029
   AAA          2,000     No. 3, Zero Coupon, 7/01/08, BIG..................  No Opt. Call    1,058,020
   AAA         11,000     5.80%, 7/01/07, FSA...............................  No Opt. Call   11,532,620
   AAA         13,635     No. 2, Ser. A, 6.25%, 7/01/09, MBIA...............  07/02 at 102   14,504,913
   AAA         10,000     No. 2, Ser. A, 5.70%, 7/01/08, MBIA...............  No Opt. Call   10,328,200
                                                                                            -----------
                                                                                             57,345,962
                                                                                            -----------
                        WEST VIRGINIA -- 2.7%
   AAA         11,600   West Virginia St. Parkways Econ. Dev. & Tourism
                          Auth.,
                          3.60%++, 5/15/09, FGIC............................  05/03 at 102   11,530,400
                                                                                            -----------
                        Total Long-Term Investments (cost $584,726,613).....                633,498,377
                                                                                            -----------
                        SHORT-TERM INVESTMENTS** -- 0.3%
                        CONNECTICUT -- 0.1%
   AAA            300   Connecticut St. Dev. Auth. Poll. Ctrl. Rev., Western
                          Mass. Elec. Co., Ser. A, FRWD, 3.90%, 1/01/97.....           N/A      300,000
                                                                                            -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------

                                                                                 OPTION
            PRINCIPAL                                                             CALL
 RATING*     AMOUNT                                                           PROVISIONS+++    VALUE
(UNAUDITED)    (000)                        DESCRIPTION                       (UNAUDITED)    (NOTE 1)
-------------------------------------------------------------------------------------------------------
                        NEW YORK -- 0.1%
   AAA      $     400   New York City Mun. Wtr. Fin. Auth. Rev. FRDD, 5.00%,
                          1/02/97, FGIC.....................................           N/A  $   400,000
   A-1            200   New York City Trust Cultural Res. Rev., FRWD, 3.95%,
                          1/01/97...........................................           N/A      200,000
                                                                                            -----------
                                                                                                600,000
                                                                                            -----------
                        SOUTH CAROLINA -- 0.1%
   Aa1            200   Charleston Cnty. Indl. Rev. Massey Coal Terminal SC
                          Corp., FRDD,
                          5.00%, 1/02/97....................................           N/A      200,000
                                                                                            -----------
                                                                                              1,100,000
                                                                                            -----------
                        TOTAL INVESTMENTS -- 146.7% (Cost $590,879,629).....                634,598,377
                        Other assets in excess of liabilities -- 0.9%.......                  4,010,452
                        Liquidation value of preferred stock -- (47.6)%.....                (206,000,000)
                                                                                            -----------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS --
                         100%...............................................                $432,608,829
                                                                                            -----------
                                                                                            -----------

---------------
  *  Rating: using the greater of Standard & Poor's, Moody's or Fitch's.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
  +  This bond is prerefunded. See glossary for definition.
 ++  This bond contains embedded caps. See glossary for definition.
+++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.

                                        KEY TO ABBREVIATIONS
               AMBAC         --      American Municipal Bond Assurance Corporation
               BIG           --      Bond Investors Guaranty Insurance Company
               CAPMAC        --      Capital Markets Assurance Company
               C.O.P.        --      Certificate of Participation
               FNMA          --      Federal National Mortgage Association
               FGIC          --      Financial Guaranty Insurance Company
               FSA           --      Financial Security Assurance
               FRDD          --      Floating Rate Daily Demand**
               FRWD          --      Floating Rate Weekly Demand**
               G.O.          --      General Obligation Bond
               MBIA          --      Municipal Bond Insurance Association
               PSFG          --      Permanent School Fund Guaranty

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
----------------------------------------------
----------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
----------------------------------------------

ASSETS
Investments, at value (cost $590,879,629) (Note 1)...............  $634,598,377
Interest receivable..............................................    10,232,589
Receivable for investments sold..................................        80,000
Cash.............................................................        36,940
Deferred organization expenses and other assets..................        32,271
                                                                   ------------
                                                                    644,980,177
                                                                   ------------
LIABILITIES
Payable for investments purchased................................     5,216,500
Dividends payable--common stock..................................       431,989
Dividends payable--preferred stock...............................       194,067
Advisory fee payable (Note 2)....................................       190,601
Administration fee payable (Note 2)..............................        54,347
Other accrued expenses...........................................       283,844
                                                                   ------------
                                                                      6,371,348
                                                                   ------------
NET INVESTMENT ASSETS............................................  $638,608,829
                                                                   ------------
                                                                   ------------
Net investment assets were comprised of:
  Common Stock:
    Par value (Note 4)...........................................  $    272,071
    Paid-in capital in excess of par.............................   378,448,786
  Preferred stock (Note 4).......................................   206,000,000
                                                                   ------------
                                                                    584,720,857
Undistributed net investment income..............................    10,462,598
Accumulated net realized loss....................................      (293,374)
Net unrealized appreciation......................................    43,718,748
                                                                   ------------
Net investment assets, December 31, 1996.........................  $638,608,829
                                                                   ------------
                                                                   ------------
Net assets applicable to common shareholders.....................  $432,608,829
                                                                   ------------
                                                                   ------------
Net asset value per common share: ($432,608,829  DIVIDED BY
  27,207,093 shares of common stock issued and outstanding)......  $      15.90
                                                                   ------------
                                                                   ------------
NET INVESTMENT INCOME
Income
  Interest and discount earned...................................  $35,931,708
                                                                   ------------

Expenses
  Investment advisory............................................    2,225,454
  Administration.................................................      635,734
  Auction agent..................................................      558,000
  Reports to shareholders........................................      145,000
  Custodian......................................................      120,000
  Directors......................................................       69,000
  Audit..........................................................       46,000
  Transfer agent.................................................       30,000
  Legal..........................................................       13,000
  Miscellaneous..................................................      271,077
                                                                   ------------
  Total expenses.................................................    4,113,265
                                                                   ------------
Net investment income............................................   31,818,443
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments.................................    1,317,650
Net change in unrealized appreciation on investments.............   (8,498,403 )
                                                                   ------------
Net loss on investments..........................................   (7,180,753 )
                                                                   ------------

NET INCREASE IN NET INVESTMENT ASSETS RESULTING FROM OPERATIONS..  $24,637,690
                                                                   ------------
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                          --------------------------
                                                                                              1996          1995
                                                                                          ------------  ------------

  INCREASE (DECREASE) IN NET INVESTMENT ASSETS

  Operations:

    Net investment income...............................................................  $ 31,818,443  $ 32,267,438

    Net realized gain on investments....................................................     1,317,650     3,007,107

    Net change in unrealized appreciation (depreciation) on investments.................    (8,498,403)   57,220,422
                                                                                          ------------  ------------

    Net increase in net investment assets resulting from operations.....................    24,637,690    92,494,967
                                                                                          ------------  ------------

  Dividends and Distributions:

    To common shareholders from net investment income...................................   (21,372,846)  (22,649,755)

    To common shareholders from net realized gain on investments........................      (910,757)   (1,618,766)

    To common shareholders in excess of net realized gain on investments................       (73,650)     (238,227)

    To preferred shareholders from net investment income................................    (6,835,483)   (7,552,794)

    To preferred shareholders from net realized gain on investments.....................      (282,838)     (561,857)

    To preferred shareholders in excess of net realized gain on investments.............       (22,866)      (82,686)
                                                                                          ------------  ------------

                                                                                           (29,498,440)  (32,704,085)
                                                                                          ------------  ------------

      Total increase (decrease).........................................................    (4,860,750)   59,790,882

  NET INVESTMENT ASSETS

  Beginning of year.....................................................................   643,469,579   583,678,697
                                                                                          ------------  ------------

  End of year...........................................................................  $638,608,829  $643,469,579
                                                                                          ------------  ------------
                                                                                          ------------  ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                       -------------------------------------
                                                                                          1996         1995         1994
                                                                                       -----------  -----------  -----------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................................................  $     16.08  $     13.88  $     16.23
                                                                                       -----------  -----------  -----------
  Net investment income..............................................................         1.17         1.19         1.15
  Net realized and unrealized gain (loss) on investments.............................        (0.27)        2.21        (2.39)
                                                                                       -----------  -----------  -----------
Net increase (decrease) from investment operations...................................         0.90         3.40        (1.24)
                                                                                       -----------  -----------  -----------
Dividends from net investment income to:
  Preferred shareholders.............................................................        (0.25)       (0.28)       (0.23)
  Common shareholders................................................................        (0.79)       (0.83)       (0.88)
Distributions from net realized gain on investments to:
  Preferred shareholders.............................................................        (0.01)       (0.02)     --
  Common shareholders................................................................        (0.03)       (0.06)     --
Distributions in excess of net realized gain on investments to:
  Preferred Shareholders.............................................................      --     ***     --     ***     --
  Common Shareholders................................................................      --     ***       (0.01)     --
                                                                                       -----------  -----------  -----------
Total dividends and distributions....................................................        (1.08)       (1.20)       (1.11)
                                                                                       -----------  -----------  -----------
Capital charge with respect to issuance of shares....................................      --           --           --
                                                                                       -----------  -----------  -----------
Net asset value, end of period**.....................................................  $     15.90  $     16.08  $     13.88
                                                                                       -----------  -----------  -----------
                                                                                       -----------  -----------  -----------
Market value, end of period**........................................................  $     14.50  $     13.50  $     12.25
                                                                                       -----------  -----------  -----------
                                                                                       -----------  -----------  -----------
TOTAL INVESTMENT RETURN+.............................................................       13.56%       17.64%     (13.71)%
                                                                                       -----------  -----------  -----------
                                                                                       -----------  -----------  -----------

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:+++
Expenses.............................................................................         0.95%        0.95%        1.02%
Net investment income................................................................         7.32%        7.74%        7.80%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands).............................  $   434,692  $   417,017  $   400,555
Portfolio turnover...................................................................           8%          27%          64%
Net assets of common shareholders, end of period (in thousands)......................  $   432,609  $   437,470  $   377,679
Preferred stock outstanding (in thousands)...........................................  $   206,000  $   206,000  $   206,000
Asset coverage per share of preferred stock, end of period##.........................  $    77,501  $    78,091  $   141,670

                                                                                                     SEPTEMBER 28,
                                                                                                         1992*
                                                                                                        THROUGH
                                                                                                      DECEMBER 31,
                                                                                          1993            1992
                                                                                       -----------  ----------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................................................  $     14.31    $      14.10
                                                                                       -----------  ----------------
  Net investment income..............................................................         1.14            0.17
  Net realized and unrealized gain (loss) on investments.............................         1.91            0.31
                                                                                       -----------  ----------------
Net increase (decrease) from investment operations...................................         3.05            0.48
                                                                                       -----------  ----------------
Dividends from net investment income to:
  Preferred shareholders.............................................................        (0.20)          (0.02)
  Common shareholders................................................................        (0.88)          (0.07)
Distributions from net realized gain on investments to:
  Preferred shareholders.............................................................        (0.01)        --
  Common shareholders................................................................        (0.04)        --
Distributions in excess of net realized gain on investments to:
  Preferred Shareholders.............................................................      --              --
  Common Shareholders................................................................      --              --
                                                                                       -----------  ----------------
Total dividends and distributions....................................................        (1.13)          (0.09)
                                                                                       -----------  ----------------
Capital charge with respect to issuance of shares....................................      --                (0.18)
                                                                                       -----------  ----------------
Net asset value, end of period**.....................................................  $     16.23    $      14.31#
                                                                                       -----------  ----------------
                                                                                       -----------  ----------------
Market value, end of period**........................................................  $    15.125    $      13.75
                                                                                       -----------  ----------------
                                                                                       -----------  ----------------
TOTAL INVESTMENT RETURN+.............................................................       16.05%           (1.99)%
                                                                                       -----------  ----------------
                                                                                       -----------  ----------------
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:+++
Expenses.............................................................................         0.88%           0.73  %++
Net investment income................................................................         7.43%           4.91  %++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands).............................  $   420,532  $      372,256
Portfolio turnover...................................................................          15%              2%
Net assets of common shareholders, end of period (in thousands)......................  $   441,543  $      389,333
Preferred stock outstanding (in thousands)...........................................  $   206,000  $      206,000
Asset coverage per share of preferred stock, end of period##.........................  $   157,171  $      144,500

--------------------

  * Commencement of investment operations.

 ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

 *** Actual amount paid to preferred shareholders in 1995 was $0.002929 per common share. Actual amounts paid in 1996 to preferred shareholders was $0.00084 per common share and to common shareholders was $0.00271 per share.

 # Net asset value immediately after the closing of the first public offering was $14.07.

## A stock split occurred on July 24, 1995 (Note 4).

  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a year are not annualized.

 ++ Annualized.

 +++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

NOTE 1.          The BlackRock Insured Municipal 2008 Term Trust Inc. (the
ACCOUNTING       "Trust") was organized in
POLICIES

Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular Federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $60,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The cumulative effect of adopting the statement for the year ended December 31, 1996 was to increase accumulated net realized loss and increase undistributed net investment income by $11,655. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.          The Trust has an Investment Advisory Agreement with BlackRock
AGREEMENTS       Financial Manage-

ment, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3.          Purchases and sales of investment securities, other than
PORTFOLIO        short-term investments, for the
SECURITIES

year ended December 31, 1996, aggregated $54,500,445 and $50,210,461 respectively.

    The federal income tax basis of the Trust's investments at December 31, 1996, was $591,185,412, and accordingly, net unrealized appreciation was $43,412,965--(gross unrealized appreciation--$43,494,073, gross unrealized depreciation-- $81,108).

NOTE 4. CAPITAL  There are 200 million shares of $.01 par value common stock authorized. Of the 27,207,093

common shares outstanding at December 31, 1996, the Adviser owned 7,093 shares. As of December 31, 1996, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

    The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and series T7--1,030 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

    On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

    Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 3.62% to 4.10% for the year ended December 31, 1996.

    The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

    The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

    The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.          Subsequent to December 31, 1996, the Board of Directors of the
DIVIDENDS        Trust declared a dividend

from undistributed earnings of $0.06625 per common share payable January 31, 1997 to shareholders of record on January 16, 1997.

    For the period January 1, 1997 to January 31, 1997 dividends declared on Preferred Stock totalled $644,908 in aggregate for the four outstanding Preferred Stock series.

NOTE 6. QUARTERLY DATA (UNAUDITED)

                                                                                                      NET INCREASE (DECREASE) IN
                                                                               NET REAIZED AND
                                                                               UNREALIZED GAINS         NET INVESTMENT ASSETS
                                                NET INVESTMENT INCOME            (LOSSES) ON
                                                                                 INVESTMENTS          RESULTING FROM OPERATIONS
                                                                PER                          PER                         PER
                                    TOTAL                     COMMON                       COMMON                      COMMON
   QUARTERLY PERIOD                INCOME       AMOUNT         SHARE         AMOUNT         SHARE        AMOUNT         SHARE
January 1, 1995 to March 31,
  1995.........................  $ 9,022,548  $ 8,038,887    $     .30    $  32,598,380   $    1.19   $  40,637,267   $    1.49
April 1, 1995 to
  June 30, 1995................    8,760,099    7,775,425          .28        4,307,377         .17      12,082,802         .45
July 1, 1995 to September 30,
  1995.........................    9,413,593    8,412,112          .31        9,668,972         .35      18,081,084         .66
October 1, 1995 to December 31,
  1995.........................    9,041,087    8,041,014          .30       13,652,800         .50      21,693,814         .80
January 1, 1996 to
  March 31, 1996...............    8,982,744    7,970,142          .30      (13,172,559)       (.50)     (5,202,417)       (.20)
April 1, 1996 to
  June 30, 1996................    8,969,156    7,955,402          .29       (6,954,058)       (.25)      1,001,344         .04
July 1, 1996 to
  September 30, 1996...........    8,994,340    7,943,433          .29        4,037,924         .15      11,981,357         .44
October 1, 1996 to December 31,
  1996.........................    8,985,468    7,949,466          .29        8,907,940         .33      16,857,406         .62

                                            DIVIDENDS AND DISTRIBUTIONS
                                      COMMON SHARES           PREFERRED SHARES*
                                                  PER                       PER         SHARE PRICE OF       PERIOD
                                                COMMON                    COMMON         COMMON STOCK        END NET
   QUARTERLY PERIOD                AMOUNT        SHARE       AMOUNT        SHARE       HIGH        LOW     ASSET VALUE
January 1, 1995 to March 31,
  1995.........................  $ 6,019,538   $     .22   $ 2,009,567   $     .07   $  14.125  $  12.250   $   15.08
April 1, 1995 to
  June 30, 1995................    5,815,476         .21     2,033,766         .08      14.500     13.375       15.24
July 1, 1995 to September 30,
  1995.........................    5,407,386         .20     1,924,542         .07      13.125     14.125       15.63
October 1, 1995 to December 31,
  1995.........................    7,264,348         .27     2,229,462         .08      13.375     14.250       16.08
January 1, 1996 to
  March 31, 1996...............    5,407,375         .20     1,774,481         .06      14.625     13.625       15.62
April 1, 1996 to
  June 30, 1996................    5,407,354         .20     1,813,759         .06       14.25     13.625       15.40
July 1, 1996 to
  September 30, 1996...........    5,407,348         .20     1,722,179         .07      14.375     14.000       15.57
October 1, 1996 to December 31,
  1996.........................    6,135,176         .22     1,830,768         .07       14.50     13.875       15.90

* For the year ended December 31, 1996 the average annualized rate paid to preferred shareholders was 3.47%.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

    We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that during the year ended December 31, 1996 the Trust paid a total of $0.78557 in dividends per common share that were federally tax-exempt interest dividends.

    Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                                                     RECORD DATE   PAYABLE DATE
                                                                                                    -------------  -------------
Common Stock......................................................................................       12/16/96       12/31/96
Preferred Stock Series T-7**......................................................................       11/26/96       11/27/96
Preferred Stock Series R-7**......................................................................       11/21/96       11/22/96
Preferred Stock Series T-28.......................................................................       12/24/96       12/26/96
Preferred Stock Series R-28.......................................................................       12/12/96       12/13/96

                                                                                                    TAXABLE ORDINARY
                                                                                                         INCOME
                                                                                                       PER SHARE
                                                                                                    ----------------
Common Stock......................................................................................   $     0.002707
Preferred Stock Series T-7**......................................................................   $     2.780000
Preferred Stock Series R-7**......................................................................   $     2.720000
Preferred Stock Series T-28.......................................................................   $     2.880000
Preferred Stock Series R-28.......................................................................   $     2.720000

                                                                                                      SHORT-TERM        LONG-TERM

                                                                                                     CAPITAL GAINS    CAPITAL GAINS

                                                                                                      PER SHARE*        PER SHARE

                                                                                                    ---------------  ---------------

Common Stock......................................................................................  $      0.006723  $      0.026752

Preferred Stock Series T-7**......................................................................  $      6.910000  $      27.49000

Preferred Stock Series R-7**......................................................................  $      6.750000  $      26.85000

Preferred Stock Series T-28.......................................................................  $      7.150000  $      28.45000

Preferred Stock Series R-28.......................................................................  $      6.770000  $      26.93000


------------------------------

*   Short-term capital gains are taxable as ordinary income.

**  Taxable distributions continued in subsequent auctions.

    For purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:                  Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:        Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:              Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S and THE NEW YORK TIMES on Saturday or
                           THE WALL STREET JOURNAL each Monday.

PREMIUM:                   When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:         These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE:

    The Trust's investment objective is to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

    BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

    The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

    The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations which will have an average final maturity on or about December 31, 2008 and by annually retaining a small portion of its income.

    In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

    The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

    Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

    Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

    The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

    RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

    DIVIDEND CONSIDERATION. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

    LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

    MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

    ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

    ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

    MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

    ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein
OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY
INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM
AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006
INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

    This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                 09247K 10 9
                                 09247K 30 7
                                 09247K 20 8
                                 09247K 40 6
                                 09247K 50 5

                    [LOGO]
  THE
  INSURED MUNICIPAL
  2008 TERM TRUST INC.
  --------------------------
   ANNUAL REPORT
   DECEMBER 31, 1996

                                                [LOGO]